ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

PROSPECTUS SUPPLEMENT

Dated November 14, 2005

Supplement to the Prospectus

Dated April 29, 2005

for

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

(“ING SmartDesign Variable Annuity”)

_____________________________________

The information in this supplement updates and amends certain information contained in the above referenced annuity prospectus, dated April 29, 2005. Please read this supplement carefully and keep it with your prospectus for future reference.

Effective November 14, 2005, the first sentence under the sub-section entitled “Maximum Issue Age”

on page 12 of the Prospectus is hereby deleted and replaced with the following:

The maximum issue age for you and the annuitant (if you are not the annuitant)

on the date we establish your account is 80.

SDVA - 138190	11/14/05